                                                                     EXHIBIT 2.2

            ______________________________________________________
            ______________________________________________________



                                    BYLAWS

                                      OF

                          MEADOWS PRESERVATION, INC.



                                _______________



                      INCORPORATED UNDER THE LAWS OF THE

                               STATE OF FLORIDA


                                _______________



                          ADOPTED AS OF JUNE 26, 1998



            ______________________________________________________
            ______________________________________________________

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
ARTICLE I   OFFICES......................................................    1
            -------
     Section 1.  Registered Office.......................................    1
     Section 2.  Other Offices...........................................    1

ARTICLE II  MEETINGS OF STOCKHOLDERS.....................................    1
            ------------------------
     Section 1.  Place of Meetings.......................................    1
     Section 2.  Annual Meeting..........................................    1
     Section 3.  Special Meetings........................................    1
     Section 4.  Notice of Meetings......................................    2
     Section 5.  List of Stockholders....................................    2
     Section 6.  Quorum..................................................    2
     Section 7.  Voting..................................................    3
     Section 8.  Proxies.................................................    3
     Section 9.  Action Without a Meeting................................    3

ARTICLE III BOARD OF DIRECTORS...........................................    4
            ------------------
     Section 1.  Powers..................................................    4
     Section 2.  Election and Term.......................................    4
     Section 3.  Number..................................................    4
     Section 4.  Quorum and Manner of Acting.............................    4
     Section 5.  Organization Meeting....................................    4
     Section 6.  Regular Meetings........................................    4
     Section 7.  Special Meetings; Notice................................    4
     Section 8.  Removal of Directors....................................    5
     Section 9.  Resignations............................................    5
     Section 10. Vacancies...............................................    5
     Section 11. Compensation of Directors...............................    5
     Section 12. Action Without a Meeting................................    5
     Section 13. Telephonic Participation in Meetings....................    6
     Section 14. Executive Committee.....................................    6
     Section 15. Manner of Acting by Executive Committee.................    6
     Section 16. Other Committees........................................    6

ARTICLE IV  OFFICERS.....................................................    7
            --------
     Section 1.  Principal Officers......................................    7
     Section 2.  Election and Term of Office.............................    7
     Section 3.  Other Officers..........................................    7
     Section 4.  Removal.................................................    7
     Section 5.  Resignations............................................    7
     Section 6.  Vacancies...............................................    7
     Section 7.  Chairman of the Board...................................    7
     Section 8.  President...............................................    7

     Section 9.   Vice President.........................................  8
     Section 10.  Treasurer..............................................  8
     Section 11.  Secretary..............................................  8
     Section 12.  Salaries...............................................  9

ARTICLE V     INDEMNIFICATION OF OFFICERS AND DIRECTORS..................  9
              -----------------------------------------
     Section 1.   Right to Indemnification...............................  9
     Section 2.   Right to Advancement of Expenses....................... 10
     Section 3.   Right of Indemnitee to Bring Suit...................... 10
     Section 4.   Non-Exclusivity of Rights.............................. 10
     Section 5.   Insurance.............................................. 11
     Section 6.   Indemnification of Employees and Agents of
                     the Corporation..................................... 11
     Section 7.   Repeals and Modifications.............................. 11

ARTICLE VI    SHARES AND THEIR TRANSFER.................................. 11
              -------------------------
     Section 1.   Subscription Price..................................... 11
     Section 2.   New Tenants............................................ 11
     Section 3.   Additional Shares...................................... 12
     Section 4.   Certificate for Stock.................................. 12
     Section 5.   Stock Certificate Signature............................ 12
     Section 6.   Stock Leger............................................ 12
     Section 7.   Cancellation........................................... 12
     Section 8.   Registrations of Transfers of Stock.................... 12
     Section 9.   Regulations............................................ 13
     Section 10.  Lost, Stolen, Destroyed or Mutilated Certificates...... 13
     Section 11.  Record Dates........................................... 13

ARTICLE VII   MISCELLANEOUS PROVISIONS................................... 13
              ------------------------
     Section 1.   Corporate Seal......................................... 13
     Section 2.   Voting of Stocks Owned by the Corp..................... 13
     Section 3.   Dividends.............................................. 14
     Section 4.   Execution of Contracts................................. 14
     Section 5.   Loans.................................................. 14
     Section 6.   Checks, Etc............................................ 14
     Section 7.   Fiscal Year............................................ 14
     Section 8.   Rules of Interpretation................................ 14

ARTICLE VIII  AMENDMENTS................................................. 15
              ----------

                                    BYLAWS

                                      OF

                          MEADOWS PRESERVATION, INC.

                            (A FLORIDA CORPORATION)
                                _______________


                                   ARTICLE I

                                    OFFICES
                                    -------


          SECTION 1.  PRINCIPAL OFFICE.  The principal office of the Corporation
          ---------   ----------------
shall be located at 2555 PGA Boulevard, Palm Beach Gardens, Florida.

          SECTION 2.  OTHER OFFICES.  The Corporation may establish or
          ---------   -------------
discontinue, from time to time, such other offices within or without the State of Florida as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS
                           ------------------------


          SECTION 1.  PLACE OF MEETINGS.  Meetings of stockholders shall be held
          ---------   -----------------
at such place or places, within or without the State of Florida and at such time and date, as may from time to time be fixed by the Board of Directors, or as shall be specified in the respective notices, or waivers of notice, thereof.

          SECTION 2.  ANNUAL MEETING.  Annual meetings of stockholders for the
          ---------   --------------
election of Directors and the transaction of other business shall be held on such date, at such time and at such place as may be designated by the Board of Directors. At each annual meeting, the stockholders entitled to vote shall elect a Board of Directors and may transact such other proper business as may come before the meeting.

          SECTION 3.  SPECIAL MEETINGS.  At any time in the interval between
          ---------   ----------------
annual meetings, special meetings of the stockholders, or of any class thereof entitled to vote, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called at any time by the Chairman of the Board, if any, or the President or by order of the Board of Directors and shall be called by the President or Secretary upon the written request of stockholders holding of record at least 10% of the outstanding shares of stock of the Corporation entitled to vote at such meeting. Such written request shall state the purpose or purposes for which such meeting is to be called.

          SECTION 4.  NOTICE OF MEETINGS.  Except as otherwise provided by law,
          ---------   ------------------
written notice of each meeting of stockholders, whether annual or special, stating the place, date and hour of the meeting shall be given not less than ten days or more than sixty days before the date on which the meeting is to be held to each stockholder of record entitled to vote thereat by delivering a notice thereof to him personally or by mailing such notice in a postage prepaid envelope directed to him at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be directed to another address, in which case such notice shall be directed to him at the address designated in such request. Notice shall not be required to be given to any stockholder who shall waive such notice in writing, whether prior to or after such meeting, or who shall attend such meeting in person or by proxy unless such attendance is for the express purpose of objecting, at the beginning of such meeting, to the transaction of any business because the meeting is not lawfully called or convened. Every notice of a special meeting of the stockholders, besides the time and place of the meeting, shall state briefly the objects or purposes thereof.

          SECTION 5.  LIST OF STOCKHOLDERS.  It shall be the duty of the
          ---------   --------------------
Secretary or other officer of the Corporation who shall have charge of the stock ledger to prepare and make, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in his name. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be kept and produced at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who may be present. The original or duplicate ledger shall be the only evidence as to who are the stockholders entitled to examine such list or the books of the Corporation or to vote in person or by proxy at such meeting.

          SECTION 6.  QUORUM.  Except as otherwise provided by law or the
          ---------   ------
Articles of Incorporation of the Corporation, whenever a class of stock of the Corporation is entitled to vote as a separate class, or whenever classes of stock of the Corporation are entitled to vote together as a single class, on any matter brought before any meeting of the stockholders, whether annual or special, holders of shares entitled to cast a majority of the votes entitled to be cast by all the holders of the shares of stock of such class voting as a separate class, or classes voting together as a single class, as the case may be, outstanding and entitled to vote thereat, present in person or by proxy, shall constitute a quorum at any such meeting of the stockholders. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the holders of a majority of the votes represented by the issued and outstanding stock of the Corporation entitled to vote thereat and present in person or represented by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement of such meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          SECTION 7.  VOTING.  Except as otherwise provided in the laws of the
          ---------   ------
state of Florida or the Articles of Incorporation of the Corporation, every holder of record of the common stock of the Corporation shall at every meeting of the stockholders be entitled to one vote for each share of common stock held by him on the record date and every holder of record of the preferred stock of the Corporation shall at every meeting of the stockholders be entitled to one-fortieth of one vote for each share of preferred stock held by him on the record date; provided, however, that shares of its own stock belonging to the
      --------  -------
Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held by the Corporation, shall neither be entitled to vote nor counted for quorum purposes. Nothing in this Section shall be construed as limiting the right of the Corporation to vote its own stock held by it in a fiduciary capacity. A majority of the votes cast at a meeting of stockholders, duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless a different vote is required by the express provisions of law, of the Articles of Incorporation, or of these Bylaws, in which case such express provision shall govern and control the decision of such matter. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat or so directed by the chairman of the meeting or required by law, the vote thereat on any question need not be by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or in his name by his proxy, if there be such proxy, and shall state the number of shares voted by him and the number of votes to which each share is entitled.

          SECTION 8.  PROXIES.  Each stockholder entitled to vote at a meeting
          ---------   -------
of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. A proxy acting for any stockholder shall be duly appointed by an instrument in writing signed by such stockholder personally or by his attorney-in-fact. No proxy shall be valid after the expiration of eleven months from the date of its receipt by the secretary or other officer or agent authorized to tabulate votes unless the proxy itself expressly provides for a longer period.

          SECTION 9.  ACTION WITHOUT A MEETING.  Any action required to be taken
          ---------   ------------------------
at any annual or special meeting of stockholders or any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken shall be signed and dated by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such consent must be delivered to the Corporation by delivery to its principal office in Florida, its principal place of business, the corporate secretary, or another officer or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded. No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date of the earliest dated consent delivered as described in this Section 9, written consents signed by the number of holders required to take action are delivered to the corporation by delivery as set forth in this Section 9. Within 10 days after obtaining such authorization, notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Such notice shall fairly summarize the material features of the authorized action, and if the action be such for which dissenters' rights are provided by the Florida Business Corporation Act, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with the provisions of the Florida Business Corporation Act. Whenever action is taken pursuant to this Section 9, the written consent of the stockholders consenting thereto or the written reports of inspectors appointed to tabulate such consents shall be filed with the minutes of proceedings of shareholders.

                                  ARTICLE III

                              BOARD OF DIRECTORS
                              ------------------


          SECTION 1.  POWERS.  The business and affairs of the Corporation shall
          ---------   ------
be managed under the direction of the Board of Directors.

          SECTION 2.  ELECTION AND TERM.  Except as otherwise provided by law,
          ---------   -----------------
Directors shall be elected at the annual meeting of stockholders and shall hold office until the next annual meeting of stockholders and until their successors are elected and qualify, or until they sooner die, resign or are removed. At each annual meeting of stockholders, at which a quorum is present, the persons receiving a plurality of the votes cast shall be the Directors.

          SECTION 3.  NUMBER.  The number of Directors shall be such number as
          ---------   ------
shall be determined from time to time by the Board of Directors, but shall not be less than one nor more than ten and initially shall be six.

          SECTION 4.  QUORUM AND MANNER OF ACTING.  Unless otherwise provided by
          ---------   ---------------------------
law, the presence of a majority of the Directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation. In the absence of a quorum, a majority of the Directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. The Board of Directors may hold meetings, both regular and special, at such place or places within or without the State of Florida as the Board of Directors may from time to time determine or as shall be specified in the respective notices, or waivers of notice, thereof.

          SECTION 5.  ORGANIZATION MEETING.  The first meeting of each newly
          ---------   --------------------
elected Board of Directors may be held immediately after each annual meeting of stockholders for the election of Directors. The Board of Directors may meet at the place of the annual meeting of stockholders for the purpose of organization, the election of officers and the transaction of other business. Notice of such meeting need not be given. If such meeting is held at any other time or place, notice thereof must be given as hereinafter provided for special meetings of the Board of Directors, subject to the execution of a waiver of the notice thereof signed by, or the attendance at such meeting of, all Directors who may not have received such notice.

          SECTION 6.   REGULAR MEETINGS.  Regular meetings of the Board of
          ---------    ----------------
Directors may be held without notice at such time and place, within or without the State of Florida, as shall from time to time be determined by the Board of Directors.

          SECTION 7.   SPECIAL MEETINGS; NOTICE.  Special meetings of the Board
          ---------    ------------------------
of Directors shall be held whenever called by the Chairman of the Board, if any, the President, on the written request of any Director, or by the Secretary. Notice of each such meeting shall be mailed to each Director, addressed to him at his residence or usual place of business, at least two days before the date on which the meeting is to be held, or shall be sent to him at such place by telegram, telex or telecopy or be delivered personally or by telephone, not later than the day before the day on which such meeting is to be held. Each such notice shall state the time and place of the meeting and, as may be required, the purposes thereof. Notice of any meeting of the Board of Directors need not be given to any Director if he shall sign a written waiver thereof either before or after the time stated therein for such meeting, or if he shall be present at the meeting. Unless limited by law, the Articles of Incorporation, these Bylaws or the terms of the notice thereof, any and all business may be transacted at any meeting without the notice thereof having specifically identified the matters to be acted upon.

          SECTION 8.   REMOVAL OF DIRECTORS.  Any Director or the entire Board
          ---------    --------------------
of Directors may be removed, with or without cause, at any time, by action of the holders of record of the majority of votes represented by the issued and outstanding stock of the Corporation entitled to vote for the election of such Director(s) (a) present in person or represented by proxy at a meeting of holders of such stock and entitled to vote thereon or (b) by a consent in writing in the manner contemplated in Section 9 of Article II.

          SECTION 9.   RESIGNATIONS.  Any Director of the Corporation may resign
          ---------    ------------
at any time by giving written notice to the Chairman of the Board, if any, the President, a Vice President, if any, or the Secretary of the Corporation. The resignation of any Director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          SECTION 10.  VACANCIES.  Except as otherwise provided in the laws of
          ----------   ---------
the State of Florida or the Articles of Incorporation of the Corporation, any newly created directorships and vacancies occurring in the Board by reason of death, resignation, retirement, disqualification or removal, with or without cause, may be filled by the action of a majority of the Directors, then in office. The Director so chosen, whether selected to fill a vacancy or elected to a new directorship, shall hold office until the next meeting of stockholders at which the election of Directors is in the regular order of business, and until his successor has been elected and qualifies, or until he sooner dies, resigns or is removed.

          SECTION 11.  COMPENSATION OF DIRECTORS.  The Directors may be paid
          ----------   -------------------------
their expenses of attendance at each meeting of the Board of Directors and may be paid a fee for attendance at each meeting of the Board and/or a stated fee as a Director. No such payment shall preclude any Director from serving the Corporation or any parent or subsidiary corporation thereof in any other capacity and receiving compensation therefor.

          SECTION 12.  ACTION WITHOUT A MEETING.  Any action required or
          ----------   ------------------------
permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes or proceedings of the Board or committee.

          SECTION 13.  TELEPHONIC PARTICIPATION IN MEETINGS. Members of the
          ----------   ------------------------------------
Board of Directors or any committee thereof may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

          SECTION 14.  EXECUTIVE COMMITTEE.  The Board of Directors may select
          ----------   -------------------
an executive committee from among its members. In all cases in which specific directions shall not have been given by the Board of Directors, the executive committee shall have and may exercise all of the powers and authority of the Board of Directors, so far as may be permitted by law, in the management of the business and affairs of the Corporation whenever the Board of Directors is not in session. The fact that the executive committee has acted shall be conclusive evidence that the Board of Directors was not in session at the time of such action and had not theretofore given specific directions with respect to the matters concerning which the executive committee took action, unless actual notice to the contrary shall have been given. The Board of Directors may delegate to the executive committee any or all of the powers of the Board of Directors, so far as may be permitted by law, in the management of the business and affairs of the Corporation and may from time to time extend, so far as may be permitted by law, modify, curtail or restrict the powers so delegated.

          SECTION 15.  MANNER OF ACTING BY EXECUTIVE COMMITTEE.  The executive
          ----------   ---------------------------------------
committee may meet at stated times or on notice given personally to all by any one of their own number. The executive committee may fix its own rules or procedures and meet at such times and at such place or places as may be provided by such rules or by resolution of the executive committee or of the Board of Directors. At every meeting of the executive committee the presence of a majority of all the members shall be necessary to constitute a quorum and the affirmative vote of a majority of all the members present shall be necessary for the adoption by it of any resolution.

          SECTION 16.  OTHER COMMITTEES.  The Board of Directors may, by
          ----------   ----------------
resolution or resolutions passed by a majority of the whole Board, designate one or more other committees which, to the extent provided in said resolution or resolutions, shall have and may exercise all the powers and authority of the Board of Directors, so far as may be permitted by law, in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. In the absence or disqualification of any member of any committee of the Board, the members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint a member of the Board of Directors to act in the place of such absent or disqualified member.


                                  ARTICLE IV

                                   OFFICERS
                                   --------


          SECTION 1.   PRINCIPAL OFFICERS.  The Board of Directors shall elect a
          ---------    ------------------
President, a Secretary and a Treasurer, and may in addition elect a Chairman of the Board, one or more Vice Presidents and such other officers as it deems fit; the President, the Secretary, the Treasurer, the Chairman of the Board, if any, and the Vice Presidents, if any, being the principal officers of the Corporation. One person may hold, and perform the duties of, any two or more of said offices.

          SECTION 2.   ELECTION AND TERM OF OFFICE.  The principal officers of
          ---------    ---------------------------
the Corporation shall be elected annually by the Board of Directors at the first meeting after each annual meeting of the stockholders. Each such officer shall hold office until his successor shall have been elected and shall qualify, or until his earlier death, resignation or removal.

          SECTION 3.   OTHER OFFICERS.  In addition, the Board may elect, or the
          ---------    --------------
Chairman of the Board, if any, or the President may appoint, such other officers as they deem fit. Any such other officers chosen by the Board of Directors shall be subordinate officers and shall hold office for such period, have such authority and perform such duties as the Board of Directors, the Chairman of the Board, if any, or the President may from time to time determine.

          SECTION 4.   REMOVAL.  Any officer elected or appointed by the Board
          ---------    -------
of Directors may be removed, either with or without cause, by the affirmative vote of a majority of the whole Board of Directors.

          SECTION 5.   RESIGNATIONS.  Any officer may resign at any time by
          ---------    ------------
giving written notice to the Chairman of the Board, if any, the President, the Secretary or the Board of Directors. Any such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          SECTION 6.   VACANCIES.  Any vacancy in any office may be filled for
          ---------    ---------
the unexpired portion of the term in the manner prescribed in these Bylaws for election or appointment to such office for such term.

          SECTION 7.   CHAIRMAN OF THE BOARD.  The Chairman of the Board of
          ---------    ---------------------
Directors if one be elected, shall preside, if present, at all meetings of the Board of Directors and he shall have and perform such other duties as from time to time may be assigned to him by the Board of

Directors.

          SECTION 8.   PRESIDENT.  The President shall be the chief executive
          ---------    ---------
officer of the Corporation and shall have the general powers and duties of supervision and management usually vested in the office of president of a corporation. He shall preside at all meetings of the stockholders if present thereat, and in the absence or non-election of the Chairman of the Board of Directors, at all meetings of the Board of Directors, and shall have general supervision, direction and control of the business of the Corporation. Except as the Board of Directors shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages, and other contracts on behalf of the Corporation. The President shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary, any Assistant Secretary or the Treasurer. The President shall have such other rights, duties and powers as from time to time shall be assigned to him by the Board of Directors.

          SECTION 9.   VICE PRESIDENT.  The Vice President (or if there shall be
          ---------    --------------
more than one, the Vice Presidents in the order determined by the Board of Directors) shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and shall have such other powers and shall perform such other duties as from time to time shall be assigned to him by the Board of Directors.

          SECTION 10.  TREASURER.  Except as the Board of Directors may
          ----------   ---------
otherwise determine, the Treasurer shall have charge and custody of, and be responsible for, all funds and securities of the Corporation and shall keep or cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit or cause to be deposited all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation in accordance with the annual budget for the Corporation approved by the Board of Directors or as otherwise may be approved by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation; in general, he shall perform all the duties incident to the office of Treasurer and shall have such other rights, duties and powers as from time to time may be assigned to him by the Board of Directors or the President. If required by the Board of Directors, the Treasurer shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

          The Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          SECTION 11.  SECRETARY.  Except as the Board of Directors may
          ----------   ---------
otherwise determine, the Secretary shall attend all meetings of the Board of Directors and of the stockholders and record all the proceedings of the meetings of the stockholders and of the Board of Directors in a book or books to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors; he shall have charge of the stock records of the Corporation; he shall see that all reports, statements and other documents required by law are properly kept and filed; he shall have charge of the seal of the Corporation and have authority to affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of an Assistant Secretary, which may be in facsimile; and in general he shall perform all the duties incident to the office of Secretary and shall have such other right, duties and powers as from time to time may be assigned to him by the President or the Board of Directors.

          The Assistant Secretary (or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          SECTION 12.  SALARIES.  The salaries of the principal officers shall
          ----------   --------
be fixed from time to time by the Board of Directors, and the salaries of any other officers may be fixed by the President.

                                   ARTICLE V

                   INDEMNIFICATION OF OFFICERS AND DIRECTORS
                   -----------------------------------------


          SECTION 1.   RIGHT TO INDEMNIFICATION.  (a) Each person who was or is
          ---------    ------------------------
made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter, a "proceeding"), by reason of the fact that he or
                               ----------
she is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter, an "indemnitee"), whether the basis of such proceeding is alleged
                  ----------
action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Business Corporation Act of the State of Florida, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided,
                                                                     --------
however, that, except as provided in Section 3 of this Article with respect to
-------
proceedings to enforce rights to indemnification, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

          (b) The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit entity.

          SECTION 2.   RIGHT TO ADVANCEMENT OF EXPENSES.  The right to
          ---------    --------------------------------
indemnification conferred in Section 1 of this Article shall include the right to be paid by the Corporation the expenses (including reasonable attorneys'
fees) incurred by the indemnitee in connection with any proceeding for which such right to indemnification is applicable in advance of its final disposition; provided, however, that the Corporation shall have first received an undertaking
--------  -------
by or on behalf of such indemnitee to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee shall not be entitled to be indemnified by the Corporation.

          SECTION 3.   RIGHT OF INDEMNITEE TO BRING SUIT.  The rights to
          ---------    ---------------------------------
indemnification and to the advancement of expenses conferred in Sections 1 and 2 of this Article shall be contract rights. If a claim under Sections 1 and 2 of this Article is not paid in full by the Corporation within sixty days after a written claim therefor has been received by the Corporation, except in case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense of the Corporation that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Business Corporation Act of the State of Florida. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper under the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Business Corporation Act of the State of Florida, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise, shall be on the Corporation.

          SECTION 4.   NON-EXCLUSIVITY OF RIGHTS.  The rights to indemnification
          ---------    -------------------------
and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Articles of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

          SECTION 5.   INSURANCE.  The Corporation may maintain insurance, at
          ---------    ---------
its expense, to protect itself and any Director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Business Corporation Act of the State of Florida.

          SECTION 6.   INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE
          ---------    ----------------------------------------------
CORPORATION.  The Corporation may, to the extent authorized from time to time by
-----------
the Board of Directors, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to indemnification and advancement of expenses of Directors and officers of the Corporation.

          SECTION 7.   REPEALS AND MODIFICATIONS.  Any repeal or modification of
          ---------    -------------------------
the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VI

                           SHARES AND THEIR TRANSFER
                           -------------------------


          SECTION 1.   COMMON STOCK SUBSCRIPTION PRICE.   Shares of common stock
          ---------    -------------------------------
may not be issued or transferred to, or owned by, any person who is not an Eligible Homeowner (as that term is defined in the Certificate of Incorporation of the Corporation). The subscription price for each share of common stock of the Corporation issued pursuant to the initial offering of shares of common stock by the Corporation shall be One Thousand Dollars ($1,000). Thereafter, the subscription price for each share of common stock of the Corporation shall be determined in accordance with Schedule 2.5(b) to the form of General Partnership Agreement of The Meadows Resort Partnership attached to these Bylaws as Exhibit A, as such form of General Partnership Agreement may be amended, supplemented or otherwise modified from time to time (such form of Partnership Agreement, as amended, supplemented or modified, the "Partnership Agreement").
                                        ---------------------

          SECTION 2.   NEW TENANTS.  Subject to the provisions of Section 2.5(f)
          ---------    -----------
of the Partnership Agreement, the Corporation shall, subject to satisfying all applicable federal and state securities laws, within thirty (30) days after the date upon which any person who becomes an Eligible Homeowner by virtue of leasing a lot within the Meadows Mobile Home Park in Palm Beach Gardens, Florida (the "Property") which was unoccupied as of the date of the Partnership
      --------
Agreement (any such person hereinafter a "New Tenant"), offer in writing to
                                          ----------
issue to such New Tenant a number of shares of common stock of the Corporation equal to the Increase Number (as such term is defined in the Partnership Agreement), multiplied by the Stock/Unit Ratio (as such term is defined in the
            ----------
Partnership Agreement) at an issue price per share of common stock of the Corporation equal to the Unit Value (as such term is defined in the Partnership Agreement), as divided by the Stock/Unit Ratio (the "Issue Price"), and if such
               -------                               -----------
New Tenant shall accept such offer within thirty (30) days after the New Tenant's receipt thereof, the Corporation shall promptly issue to the New Tenant the number of shares of common stock of the Corporation with respect to which such offer is accepted, which shall not be more than the Increase Number multiplied by the Stock/Unit Ratio, in exchange for payment of the aggregate issue price for such shares. The Corporation shall at all time maintain a sufficient number of authorized but unissued shares of common stock to fulfill its obligations under this Section 2.

          SECTION 3.   ADDITIONAL SHARES.  At the written request of Blue Ribbon
          ---------    -----------------
Communities Limited Partnership ("BRC") from time to time or at any time, the
                                  ---
Corporation shall issue such number of additional shares of common stock of the Corporation as BRC shall request to any New Tenant and/or stockholder of the Corporation specified by BRC for the Issue Price per share then pertaining and will increase the number of authorized shares of common stock as necessary to comply with its obligations under this Section 3.

          SECTION 4.   CERTIFICATE FOR STOCK.  Every stockholder of the
          ---------    ---------------------
Corporation shall be entitled to a certificate or certificates, to be in such form as the Board of Directors shall prescribe, certifying the number and kind and class of shares of the capital stock of the Corporation owned by him. No certificate shall be issued for partly paid shares.

          SECTION 5.   STOCK CERTIFICATE SIGNATURE.  The certificates for such
          ---------    ---------------------------
stock shall be numbered in the order in which they shall be issued and shall be signed by the Chairman of the Board, if any, or the President and the Secretary or Treasurer of the Corporation and its seal shall be affixed thereto. The signatures of such officers of the Corporation may be either manual or facsimile signatures and the seal may be either facsimile or any other form of seal. In case any officer of the Corporation who has signed, or whose facsimile signature has been placed upon, any such certificate shall have ceased to be such officer before such certificate is issued, the certificate may be issued by the Corporation with the same effect as if he were such officer at the date of issue. All certificates representing stock which is restricted or limited as to its transferability or voting powers or which is preferred or limited as to its dividends, or as to its share of the assets upon liquidation, or is redeemable, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate.

          SECTION 6.   STOCK LEDGER.  A record shall be kept by the Secretary or
          ---------    ------------
by any other officer, employee or agent designated by the Board of Directors of the name of each person, firm or corporation holding capital stock of the Corporation, the number of shares represented by, and the respective dates of, each certificate for such capital stock, and in case of cancellation of any such certificate, the respective dates of cancellation.

          SECTION 7.   CANCELLATION.  Every certificate surrendered to the
          ---------    ------------
Corporation for exchange or registration of transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except, subject to Section 10 of this Article VI, in cases provided for by applicable law.

          SECTION 8.   REGISTRATIONS OF TRANSFERS OF STOCK.  Upon surrender to
          ---------    -----------------------------------
the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and for all other purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Florida.

          SECTION 9.   REGULATIONS.  The Board of Directors may make such rules
          ---------    -----------
and regulations as it may deem expedient, not inconsistent with the Articles of Incorporation or these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any principal officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates of stock to bear the signature or signatures of any of them.

          SECTION 10.  LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES.  The
          ----------   -------------------------------------------------
Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been stolen, lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be stolen, lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and to give a bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise by reason of the issuance of a new certificate.

          SECTION 11.  RECORD DATES.  The Board of Directors may fix, in
          ----------   ------------
advance, a date as a record date for the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action. Such record date shall not be more than sixty or less than ten days before the date of such meeting, or more than sixty days prior to any other action.

          SECTION 12.  PREFERRED STOCK SUBSCRIPTION PRICE.   Shares of preferred
          ----------   ----------------------------------
stock may not be issued or transferred to, or owned by, any person who is not an Eligible Homeowner. Any Eligible Homeowner who does not already own one share of Preferred Stock shall be entitled to be issued one share of preferred stock upon payment of Twenty-Five Dollars ($25.00) to the Corporation, provided that where two or more Eligible Homeowners are co-owners of a mobile home located on a lot in the Park, only one share of Preferred Stock shall be issued to such Eligible Homeowners.

                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS
                           ------------------------


          SECTION 1.   CORPORATE SEAL.  The Board of Directors shall provide a
          ---------    --------------
corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that it was incorporated in the State of Florida in the year 1997. The Secretary shall be the custodian of the seal. The Board of Directors may authorize a duplicate seal to be kept and used by any other officer.

          SECTION 2.   VOTING OF STOCKS OWNED BY THE CORPORATION. The Board of
          ---------    -----------------------------------------
Directors may authorize any person on behalf of the Corporation to attend, vote and grant proxies to be used at any meeting of stockholders of any corporation (except the Corporation) in which the Corporation may hold stock.

          SECTION 3.   DIVIDENDS.  Subject to the provisions of the Articles of
          ---------    ---------
Incorporation, the Board of Directors may, out of funds legally available therefor, declare dividends upon the common stock of the Corporation as and when they deem expedient. Dividends may be paid in cash, in property, or in shares of the Corporation's common stock, subject to the provisions of law and of the Articles of Incorporation. Before declaring any dividend there may be set apart out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the Board of Directors shall deem conducive to the interests of the Corporation and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

          SECTION 4.   EXECUTION OF CONTRACTS.  The Board of Directors may
          ---------    ----------------------
authorize any officer or officers or other person or persons to enter into any contracts or execute and deliver any instrument in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances. If and to the extent authorized by the Board of Directors, the power to enter into contract and execute and deliver instruments may be delegated by any such officer or officers or person or persons.

          SECTION 5.   LOANS.  No loan shall be contracted on behalf of the
          ---------    -----
Corporation, and no negotiable paper shall be issued in its name, except by such officer or officers or other person or persons as may be designated by the Board of Directors from time to time. If and to the extent authorized by the Board of Directors, the power to contract loans or issue negotiable papers may be delegated by any such officer or officers or person or persons.

          SECTION 6.   CHECKS, ETC.  All checks, drafts, bills of exchange, and
          ---------    -----------
other orders for the payment of money, notes, letters of credit, acceptances, bills of lading, warehouse receipts, insurance certificates, obligations, and other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers or other person or persons as the Board of Directors may from time to time designate, subject to any restrictions that the Board of Directors may, in its sole discretion, from time to time impose, and unless so authorized by the Board of Directors or by the provisions of these Bylaws, no officer or other person shall have any power or authority to sign any such instrument. If and to the extent authorized by the Board of Directors, the power to sign any such instruments may be delegated by any such officer or officers or person or persons.

          SECTION 7.   FISCAL YEAR.  The fiscal year of the Corporation shall
          ---------    -----------
begin on such date as the Board of Directors may designate.

          SECTION 8.   RULES OF INTERPRETATION.  The use of the masculine or any
          ---------    -----------------------
other pronoun herein when referring to any party has been for convenience only and shall be deemed to refer to the particular party intended regardless of the actual gender of such party.

                                 ARTICLE VIII

                                  AMENDMENTS
                                  ----------


          These Bylaws of the Corporation may be altered, amended or repealed by the Board of Directors or by the affirmative vote of the holders of record of a majority of the votes entitled to be cast on matters submitted to a vote of stockholders of the Corporation (a) present in person or by proxy at a meeting of holders of such stock or (b) by a consent in writing in the manner contemplated in Section 9 of Article II; provided, however, that notice of the
                                         --------  -------
proposed alteration, amendment or repeal is contained in the notice of such meeting. Bylaws, whether made or altered by the stockholders or by the Board of Directors, shall be subject to alteration or repeal by the stockholders as in this Article VIII above provided.